                                                                    EXHIBIT 24.1



                                POWER OF ATTORNEY


        I, the undersigned, appoint Amy M. Paul or, in her absence or inability to act, R. Leon Blackburn, or either of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Advanced Fibre Communications, Inc., the Annual Report on Form 10-K of Advanced Fibre Communications, Inc. for the fiscal year ended December 31, 2001, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney. IN WITNESS WHEREOF, I have executed this Power of Attorney as of March 20, 2002.




                              /s/ John A. Schofield
                        ---------------------------------
                                John A. Schofield

                                POWER OF ATTORNEY


        I, the undersigned, appoint Amy M. Paul or, in her absence or inability to act, R. Leon Blackburn, or either of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Advanced Fibre Communications, Inc., the Annual Report on Form 10-K of Advanced Fibre Communications, Inc. for the fiscal year ended December 31, 2001, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney. IN WITNESS WHEREOF, I have executed this Power of Attorney as of March 20, 2002.




                                /s/ Donald Green
                        ---------------------------------
                                  Donald Green

                                POWER OF ATTORNEY


        I, the undersigned, appoint Amy M. Paul or, in her absence or inability to act, R. Leon Blackburn, or either of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Advanced Fibre Communications, Inc., the Annual Report on Form 10-K of Advanced Fibre Communications, Inc. for the fiscal year ended December 31, 2001, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney. IN WITNESS WHEREOF, I have executed this Power of Attorney as of March 20, 2002.




                               /s/ Ruann F. Ernst
                        ---------------------------------
                                 Ruann F. Ernst

                                POWER OF ATTORNEY


        I, the undersigned, appoint Amy M. Paul or, in her absence or inability to act, R. Leon Blackburn, or either of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Advanced Fibre Communications, Inc., the Annual Report on Form 10-K of Advanced Fibre Communications, Inc. for the fiscal year ended December 31, 2001, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney. IN WITNESS WHEREOF, I have executed this Power of Attorney as of March 20, 2002.



                            /s/ Clifford H. Higgerson
                        ---------------------------------
                              Clifford H. Higgerson

                                POWER OF ATTORNEY


        I, the undersigned, appoint Amy M. Paul or, in her absence or inability to act, R. Leon Blackburn, or either of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Advanced Fibre Communications, Inc., the Annual Report on Form 10-K of Advanced Fibre Communications, Inc. for the fiscal year ended December 31, 2001, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney. IN WITNESS WHEREOF, I have executed this Power of Attorney as of March 20, 2002.




                              /s/ William L. Keever
                        ---------------------------------
                                William L. Keever

                                POWER OF ATTORNEY


        I, the undersigned, appoint Amy M. Paul or, in her absence or inability to act, R. Leon Blackburn, or either of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Advanced Fibre Communications, Inc., the Annual Report on Form 10-K of Advanced Fibre Communications, Inc. for the fiscal year ended December 31, 2001, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney. IN WITNESS WHEREOF, I have executed this Power of Attorney as of March 20, 2002.




                              /s/ Martin R. Klitten
                        ---------------------------------
                                Martin R. Klitten

                                POWER OF ATTORNEY


        I, the undersigned, appoint Amy M. Paul or, in her absence or inability to act, R. Leon Blackburn, or either of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Advanced Fibre Communications, Inc., the Annual Report on Form 10-K of Advanced Fibre Communications, Inc. for the fiscal year ended December 31, 2001, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney. IN WITNESS WHEREOF, I have executed this Power of Attorney as of March 20, 2002.




                                 /s/ Dan Rasdal
                        ---------------------------------
                                   Dan Rasdal

                                POWER OF ATTORNEY


        I, the undersigned, appoint Amy M. Paul or, in her absence or inability to act, R. Leon Blackburn, or either of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Advanced Fibre Communications, Inc., the Annual Report on Form 10-K of Advanced Fibre Communications, Inc. for the fiscal year ended December 31, 2001, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney. IN WITNESS WHEREOF, I have executed this Power of Attorney as of March 20, 2002.




                                /s/ Alex Sozonoff
                        ---------------------------------
                                  Alex Sozonoff